May 25, 1999

Dear shareholder:

We are pleased to provide you with the first semi-annual report for the Upright Growth Fund, for the period of January 21,1999 (inception date) to March 31, 1999. Over this period, the Fund produced a total return of -2.2%. This is compared to 2.7% for the S&P 500 (large companies) and -7.0 % for the Russell 2000 (small companies).

Market review
U. S. economics continue to demonstrate its strength with low unemployment, no inflation, low interest rates, and strong consumer buying power, keeping the equity market soaring. However, not all stocks participated equally in the market soar. Growth investment style performed significantly better than value investment style, and large-cap stocks, in general, outperformed mid-cap and small-cap stocks. For example, in 1998, S&P 500 produced 28.58% return while Russell 2000 lost -2.55%. According to Morningstar data, even under the same category of the large-cap in 1998, the average return of large growth fund was 35% while the average return of large value fund was 13%. With a big difference such as this, what would be our investment strategy?

Investment Strategy
No one knows what the market has in store for us in the future or which investment style or capitalization sector will be most productive. So, we currently will allocate 50% to large-cap sector, and 50% holdings in mid-cap and small-cap, which are currently undervalued and offer an attractive long-term investment opportunity. Also, we adopted both a value investment style and a growth investment approach.

Why would we consider the mid-cap and small cap area? The reasons are (1) It is a bargain price asset class now. We review this as one of the most attractive buying opportunity for mid-cap and small cap since 1994. The simple fact is that the price- to- earnings (P/E) rations of mid-cap and small-cap stocks, which have historically traded at slight to significant premiums to large-cap stocks, currently trade at a discount to large-caps. Other valuation measures, such as P/E to growth and price- to- sales ration, are also at historical lows when compared to large caps.

For example: As of 03/31/99, the mid-cap stock, Fund's holding of Watson Pharmaceutical, is earning $1.75 per share in 1999, P/E at 25. Also, our target small-cap stock, Barr laboratories Inc.; (purchased on 05/07/99), is earning $2 in 1999, with a P/E ratio of only around 16. Compare this to a large-cap like Pfizer Inc., which has an earning of $2.45 per share in 1999, with a P/E ration of 53.


Barr laboratories' return on common equity is 23% compared to Pfizer's 21.5% in 1999. The earning growth rate of Barr laboratories for the next 3 years is estimated at 22%, while Pfizer is estimated at 18%. However, the Pfizer traded at $138 per share while Barr laboratories traded at $31 and Watson
Pharmaceutical traded at $ 42 as of 03/31/99. They all are under the same industry but we believe Barr laboratories is a growth stock at value price. We also like a quality company such as Pfizer and may consider purchasing it, but not at this price.

(2) The mid-cap and small-cap cycle over any given period, either large-cap or small-cap can significantly outperform each other's. 1998 marks the fifth consecutive year that large-cap stocks have outperformed small-cap. However, many investment professionals believe that the relative earning growth potential of mid-cap and small-cap stocks are now greater than large-caps because its stock prices are at-all-time-lows relative to large-cap valuation.

Is all large-cap overvalued? Not necessary. Our approach is to try to find a stock, using either a growth style or a value style, at a fair price. For example, the Fund's current holding, the Lockheed Martin Corp is a large-cap company. From a valuation point of view only, the P/E ration at 11.20 compared to S&P 500 average P/E ration at 22 in 1999, has a price down from a high of $58 to $38(03/31/99). From a business point of view, it has a strong market share in the current market, high barriers to entry, and provides products or services that are differentiated.

The key to a successful portfolio is to attain diversification by building a portfolio that includes large-cap, mid-cap and small-cap in a variety of industries, as well as utilizing a balance of growth and value styles of investing. That means making and maintaining positions in current laggards as well as current leaders.

Because we are so selective, as of 03/31/99, our performance was dampened by our 80% cash position during that period. However, we feel comfortable holding some reserves, and welcome a chance to invest our cash during a market correction.

We would like to take this opportunity to thank our shareholders for their confidence with us and we will continue to seek rewarding returns on your behalf.




Best Regards,





_____________________________
David Y.S. Chiueh
President, Portfolio manager

                               Upright Growth Fund
                             Schedule of Investments
                                                  March 31, 1999

                                                    SHARES               VALUES

Securities/Common Stocks
    COMPUTER     7.43%

         COMPAQ COMPUTER CORP.                        100               $3,169
         3COM CORP                                    300                6,994
         INTERNATIONAL NETWORK SERVICES               100                6,994
         NOVELL INC                                   200                5,037
         ADAPTEC INC                                  200                4,562
         BMC SOFTWARE INC                             100                3,706


    DEFENSE      1.84%

         LOCKHEED MARTIN CORP.                        200                7,550


    FINANCIAL    4.88%

         KNIGHT/TRIMARK GROUP INC-CL A                200               13,400
         MCKESSON HBOC INC                            100                6,600


    FOOD         1.30%

         RALSTON PURINA CORP                          200                5,338



    MEDICAL      1.19%

         ST JUDE MEDICAL INC.                         200                4,875


    OIL          1.40%

         TRANSOCEAN OFFSHORE INC                      200                5,763

SHARES              VALUES

    PHARMACEUTICAL  3.16%

         ROBERTS PHARMACEUTICAL CORP.                 200                4,150
         WATSON PHARMACEUTICALS INC                   200                8,825


    TRANSPORTATION  1.85%

         CONTINENTAL AIRLINES INC-CL B                200                7,600
                                                                         -----



Total Common Stock 23.05%                                              $94,563

Cash and Cash Equivalent  80.63%                                       330,771
                                                                       -------
Fifth/Third Bank repurchase agreement
Due 4/1/99 at 4.4%
Total Securities (cost $427,629)  103.68%                              425,333
Other assets less liabilities (net)  3.68%                             (15,089)
                                                                        -------

Net Assets 100.00%                                                    $410,244
                                                                       -------

UPRIGHT  GROWTH  FUND
                       Statement of Assets and Liabilities
                                 March 31, 1999


   Assets:
   Investment in securities, at value (cost  $427,629)                $425,333
                                             ---------
   Subscriptions Receivable                                             54,800
   Accounts Receivable                                                   3,933

   Total Assets                                                        484,066

   Liabilities:                                        644
   Adviser Fee                                         193
   Administrative Fee                                  621
   Custodian Fee                                     2,484
   Auditors and Legal Fee                              138
   Trustee Fee                                         414
   Blue Sky Fee                                        276
   Insurance Fee                                    69,052
   Security Purchases Payable

   Total Liabilities                                                    73,822

   Net Assets                                                          410,244
   Net assets consist of:
   Paid in capital                                                     411,843
   Undistributed net investment income                                     697
   Accumulated undistributed net realized gain (loss)                        0
   Net unrealized appreciation (depreciation)                           (2,296)

   Net Assets for     41,932  shares outstanding                      $410,244
                      ------

   Net Asset Value and redemption price per share                       $9.78
   Maximum offering price per share, 100/97 of   $9.78                 $10.09

UPRIGHT  GROWTH  FUND

                     Statement of Changes in Net Assets

                     January 21, 19991 to March 31, 1999



   Increase (Decrease) in Net Assets
   Operations
      Net investment income                                          $697
      Net realized gain (loss)                                          0
      Change in net unrealized appreciation (depreciation)         (2,296)
                                                                   -------
      Net increase (decrease) in net assets from operations        (1,599)
   Distributions to shareholders
      From net investment income                                         0
      From net realized gain                                             0
                                                                         -
      Total distributions                                                0
   Share transactions
      Net proceeds from sales of shares                            311,843
      Reinvestment of distributions                                      0
      Shares redeemed                                                    0
                                                                         -
      Net increase (decrease) in net assets from transaction       311,843
                                                                   -------
   Total increase (decrease) in net assets                        $310,244

   Net Assets
      Beginning of period                                         $100,000
      End of period                                               $410,244

   Transactions in Shares
      Shares
        Sold                                                        41,932
        Issued in reinvestment of distributions                          0
        Redeemed                                                         0
        Net increase (decrease)                                     41,932



--------
1 Inception of  Fund

UPRIGHT  GROWTH  FUND

                              Financial Highlights

                       January 21, 19991 to March 31, 1999




   Selected Per-Share Data
   Net asset value, beginning of period                              $10.00
   Income from investment operations
      Net investment income                                            0.03
      Net realized and unrealized gain (loss)                         (0.25)
                                                                      ------
   Total from investment operations                                   (0.22)

   Less Distributions
      From net investment income                                       0.00
      From net realized gain                                           0.00
   Total distributions                                                 0.00
   Net asset value, end of period                                     $9.78

   Total Return                                                       (2.20)% 2

   Ratios and Supplemental Data
   Net assets, end of period                                       $410,244
   Ratio of expenses to average net assets (before reimbursement)      2.13%
   Ratio of expenses to average net assets (after reimbursement)       0.37%
   Ratio of net investment income to average net assets               (1.45)%
   Ratio of net investment income to average net assets
   (after reimbursement)                                               0.31%
   Portfolio turnover rate                                             0.00%




                                                                         1

--------
1 Since Inception of Fund
2 Total returns do not include the one time sales charge.

UPRIGHT  GROWTH  FUND
                             Statement of Operations

                       January 21, 19991 to March 31, 1999

   Investment Income
   Dividends                                                              $0
   Interest                                                            1,534
   Total Income                                                        1,534

   Expenses
   Adviser fee                                              644
   Administrative fee                                       193
   Custodian fee                                            621
   Auditors and Legal fee                                 2,484
   Trustee fee                                              138
   Blue Sky fee                                             414
   Insurance fee                                            276
                                                            ---

   Total expenses before reductions                                    4,770
   Reimbursement from advisor                                         (3,933)
   Net expense (after reimbursement)                                     837
   Net investment income (Loss)                                          697


   Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on investment
   securities                                                              0
   Change in net unrealized appreciation (depreciation) on
   Investment securities                                              (2,296)
   Net gain (loss)                                                    (2,296)
   Net increase (decrease) in net assets resulting from
   operation
                                                                     $(1,599)

--------
1 Inception of  Fund

                             UPRIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1999


1.  SIGNIFICANT ACCOUNTING POLICIES
    ORGANIZATION
    Upright Investments Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998. The
    Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which presently consist of one series of shares for the Upright Growth Fund.

    SECURITY VALUATION
    The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over- the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

    SECURITY TRANSACTION TIMING
    security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend data. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

    INCOME TAXES
    It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

    ESTIMATES
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               UPRIGHT GROWTH FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                 March 31, 1999


2.  RELATED PARTY TRANSACTIONS
    David Y. S. Chiueh is an officer of Upright Financial Corpora-tion, the Fund Advisor. He is also an officer and trustee of the Fund.

    Upright Financial Corporation, the Fund's investment adviser, is registered as an investment adviser under the Investment Advisers Act of 1940. As compensation for Upright Financial Corporation's services rendered to the Fund, such Fund pays a fee, computed at an annual rate of 1.50% of its average daily net assets. The Fund has accrued $638 of advisor fees through March 31, 1999, none of which has been paid. The advisor has agreed to reimburse the Fund to the extent necessary to limit expenses to 1.95% of average assets.

    Upright Financial Corporation is the Fund's administrator and transfer agent. As compensation for Upright Financial's services rendered to the Fund, such Fund pays a fee computed at an annual rate of .45% of its average daily net assets. The Fund has accrued $192 of administration fees through March 31, 1999, none of which has been paid.

3.  CAPITAL STOCK AND DISTRIBUTION
    At March 31, 1999, an unlimited number of shares were authorized and paid in capital amounted to $411,843 for the Upright Growth Fund. Transactions in capital stock were as follows:

               Shares Sold              32,426
               Shares Redeemed               0
               Net Increase             32,426
               Shares Outstanding:
                 Beginning of period    10,000
                 End of period          42,426

4.  SALES CHARGE
    The sales charge for shares of the Fund are outlined below:

                             As a % of
    Investment            Offering Price      Net Amount Invested

    Up to $49,999              3.0%                   3.09%
    $ 50,000 -  99,999         2.5%                   2.56%
    $100,000 - 249,999         2.25%                  2.30%
    $250,000 - 499,999         1.75%                  1.78%
    $500,000 - 749,999         1.50%                  1.52%
    $750,000 - 999,999         1.25%                  1.27%
    $1 million and up           .75%                   .76%

                               UPRIGHT GROWTH FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                 March 31, 1999


5.  PURCHASES AND SALES OF SECURITIES
   During the period ending March 31, 1999, purchases and sales of investment securities other than U. S. Government obligations and short-term investments aggregated $96,858 and $0 respectively. Purchases and sales of U. S. Government obligations aggregated $0 and $0 respectively.

6.  FINANCIAL INSTRUMENTS DISCLOSURE
   There are no reportable financial instruments that have any off-balance sheet risk as of March 31, 1999.

7.  SECURITY TRANSACTIONS
   For federal income tax purposes, the cost of investments owned at March 31, 1999 was the same as identified cost.

   At March 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

   Net Appreciation
      Appreciation      (Depreciation)        (Depreciation)

         1,839             (4,135)                (2,296)